LEGG MASON PARTNERS INCOME TRUST

LEGG MASON PARTNERS MONEY MARKET TRUST

SUPPLEMENT DATED MARCH 13, 2009

TO THE STATEMENTS OF ADDITIONAL INFORMATION

OF THE FUNDS

LISTED IN SCHEDULE A BELOW

Unless otherwise noted, effective at the close of business on April 3, 2009, the following supersedes and replaces any contrary information in the fund’s Statement of Additional Information”.

Letter of Intent—helps you take advantage of breakpoints in Class A sales charges. You may purchase Class A shares of funds sold by the Distributor over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You have a choice of five Asset Level Goal amounts, as follows:

(1)	$100,000
(2)	$250,000
(3)	$500,000
(4)	$750,000
(5)	$1,000,000

Each time you make a Class A purchase under a Letter of Intent, you will be entitled to pay the sales charge that is applicable to the amount of your Asset Level Goal. For example, if your Asset Level Goal is $100,000, any Class A investments you make under a Letter of Intent would be subject to the sales charge of the specific fund you are investing in for purchases of $100,000. Sales charges and breakpoints vary among the funds sold by the Distributor.

When you enter into a Letter of Intent, you agree to purchase in Eligible Accounts over a thirteen (13) month period Eligible Fund Purchases in an amount equal to the Asset Level Goal you have selected, less any Eligible Prior Purchases. For this purpose, shares are valued at the public offering price (including any sales charge paid) calculated as of the date of purchase, plus any appreciation in the value of the shares as of the date of calculation, except for Eligible Prior Purchases, which are valued at current value as of the date of calculation. Your commitment will be met if at any time during the 13-month period the value, as so determined, of eligible holdings is at least equal to your Asset Level Goal. All reinvested dividends and distributions on shares acquired under the Letter will be credited towards your Asset Level Goal. You may include any Eligible Fund Purchases towards the Letter, including shares of classes other than Class A shares. However, a Letter of Intent will not entitle you to a reduction in the sales charge payable on any shares other than Class A shares, and if the shares are subject to a contingent deferred sales charge, you will still be subject to that contingent deferred sales charge with respect to those shares. You must make reference to the Letter of Intent each time you make a purchase under the Letter.

Eligible Fund Purchases. Generally, any shares of a fund sold by the Distributor may be credited towards your Asset Level Goal. Shares of money market funds sold by the Distributor acquired by exchange from other funds offered with a sales charge may be credited toward your letter of intent asset goal. Certain funds and certain classes of shares of other funds sold by the Distributor may not be credited toward your letter of intent asset goal until May 18, 2009.

This list may change from time to time. Investors should check with their Service Agent to see which funds may be eligible.

Eligible Accounts. Purchases may be made through any account in your name, or in the name of your spouse or your children under the age of 21. You may need to provide certain records, such as account statements, in order to verify your eligibility for reduced sales charges. Contact your Service Agent to see which accounts may be credited toward your Asset Level Goal.

Eligible Prior Purchases. You may also credit towards your Asset Level Goal any Eligible Fund Purchases made in Eligible Accounts at any time prior to entering into the Letter of Intent that have not been sold or redeemed, based on the current price of those shares as of the date of calculation.

Increasing the Amount of the Letter. You may at any time increase your Asset Level Goal. You must, however, contact your Service Agent, or if you purchase your shares directly through the transfer agent, contact the transfer agent, prior to making any purchases in an amount in excess of your current Asset Level Goal. Upon such an increase, you will be credited by way of additional shares at the then current offering price for the difference between: (a) the aggregate sales charges actually paid for shares already purchased under the Letter of intent and (b) the aggregate applicable sales charges for the increased Asset Level Goal. The 13-month period during which the Asset Level Goal must be achieved will remain unchanged.

Sales and Exchanges. Shares acquired pursuant to a Letter of Intent, other than Escrowed Shares as defined below, may be redeemed or exchanged at any time, although any shares that are redeemed prior to meeting your Asset Level Goal will no longer count towards meeting your Asset Level Goal. However, complete liquidation of purchases made under a Letter of Intent prior to meeting the Asset Level Goal will result in the cancellation of the Letter. See “Failure to Meet Asset Level Goal” below. Exchanges in accordance with the fund’s prospectus are permitted, and shares so exchanged will continue to count towards your Asset Level Goal, as long as the exchange results in an Eligible Fund Purchase.

Cancellation of Letter of Intent. You may cancel a Letter of Intent by notifying your Service Agent in writing, or if you purchase your shares directly through the transfer agent, by notifying the transfer agent in writing. The Letter will be automatically cancelled if all shares are sold or redeemed as set forth above. See “Failure to Meet Asset Level Goal” below.

Escrowed Shares. Shares equal in value to five percent (5%) of your Asset Level Goal as of the date your Letter of Intent (or the date of any increase in the amount of the Letter) is accepted, will be held in escrow during the term of your Letter. The Escrowed Shares will be included in the total shares owned as reflected in your account statement and any dividends and capital gains distributions applicable to the Escrowed Shares will be credited to your account and counted towards your Asset Level Goal or paid in cash upon request. The Escrowed Shares will be released from escrow if all the terms of your Letter are met.

Failure to Meet Asset Level Goal. If the total assets under your Letter of Intent within its 13-month term are less than your Asset Level Goal whether because you made insufficient Eligible Fund Purchases, redeemed all of your holdings or cancelled the Letter before reaching your Asset Level Goal, you will be liable for the difference between: (a) the sales charge actually paid and (b) the sales charge that would have applied if you had not entered into the Letter. You may, however, be entitled to any breakpoints that would have been available to you under the accumulation privilege. An appropriate number of shares in your account will be redeemed to realize the amount due. For these purposes, by entering into a Letter of Intent, you irrevocably appoint your Service Agent, or if you purchase your shares directly through the transfer agent, the transfer agent, as your attorney-in-fact for the purposes of holding the Escrowed Shares and surrendering shares in your account for redemption. If there are insufficient assets in your account, you will be liable for the difference. Any Escrowed Shares remaining after such redemption will be released to your account.

Transfer Agent

Boston Financial Data Services, Inc. (the “transfer agent”), located at 2 Heritage Drive, North Quincy, Massachusetts 02171, serves as the fund’s transfer agent. Under the transfer agency agreement, the transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distributions payable by the fund. For these services, the transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the fund during the month, and is reimbursed for out-of-pocket expenses.

Schedule A

Fund Name	Date of Statement of Additional Information

LEGG MASON PARTNERS INCOME TRUST
Legg Mason Partners Adjustable Rate Income Fund	September 12, 2008
Legg Mason Partners California Municipals Fund	June 11, 2008
Legg Mason Partners Core Bond Fund	November 25, 2008
Legg Mason Partners Core Plus Bond Fund	November 25, 2008
Legg Mason Partners Strategic Income Fund	November 25, 2008
Legg Mason Partners Global High Yield Bond Fund	April 28, 2008
Legg Mason Partners Global Inflation Management Fund	February 28, 2009
Legg Mason Partners Government Securities Fund	April 28, 2008

Fund Name	Date of Statement of Additional Information
Legg Mason Partners High Income Fund	November 25, 2008
Legg Mason Partners Intermediate Maturity California Municipals Fund	March 20, 2008
Legg Mason Partners Intermediate Maturity New York Municipals Fund	March 20, 2008
Legg Mason Partners Intermediate-Term Municipals Fund	July 20, 2008
Legg Mason Partners Corporate Bond Fund	April 28, 2008
Legg Mason Partners Managed Municipals Fund	June 11, 2008
Legg Mason Partners Massachusetts Municipals Fund	March 20, 2008
Legg Mason Partners Municipal High Income Fund	November 25, 2008
Legg Mason Partners New Jersey Municipals Fund	July 20, 2008
Legg Mason Partners New York Municipals Fund	July 20, 2008
Legg Mason Partners Oregon Municipals Fund	August 8, 2008
Legg Mason Partners Pennsylvania Municipals Fund	July 20, 2008
Legg Mason Partners Short Duration Municipal Income Fund	February 28, 2009
Legg Mason Partners Short-Term Bond Fund	April 28, 2008
Western Asset Emerging Markets Debt Portfolio	February 2, 2009
Western Asset Global High Yield Bond Portfolio	February 2, 2009

LEGG MASON PARTNERS MONEY MARKET TRUST
Western Asset AMT Tax Free Money Market Fund	September 16, 2008
Western Asset Money Market Fund	August 1, 2008
Western Asset Government Money Market Fund	August 1, 2008
Western Asset Municipal Money Market Fund	August 1, 2008
Western Asset California Municipal Money Market Fund	August 1, 2008

Fund Name	Date of Statement of Additional Information
Western Asset Massachusetts Municipal Money Market Fund	August 1, 2008
Western Asset New York Municipal Money Market Fund	August 1, 2008
Western Asset Connecticut Money Market Fund Class A and Class I shares each a class of CitiSM Connecticut Tax Free Reserves	December 31, 2008